EXHIBIT  32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Glen Manor Resources Inc. on Form 10-KSB for the year ended October 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Albert Folsom, Chief Financial Officer, Secretary and Director of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     /s/ Albert  Folsom
                                     ------------------
                                     Albert Folsom
                                     Chief Financial Officer
                                     Secretary and Director

Date: March 30, 2005